Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated August 6, 2002, relating to the financial statements and financial statement schedules of AmeriCredit Corp., which appears in Registration Statement No. 333-54546.


Fort Worth, Texas
September 16, 2002